UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2019

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of principal executive offices, including zip code)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

On October 21, 2019, Destination Maternity Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Bankruptcy Petitions are jointly administered under the caption In re: Destination Maternity Corporation, et al. The Company will continue its marketing process for the sale of the Company and/or its assets. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To maintain and continue uninterrupted ordinary course operations during the Bankruptcy Petition proceedings, the Debtors have filed a variety of “first day” motions seeking approval from the Bankruptcy Court for various forms of customary relief. These motions are designed primarily to minimize the effect of bankruptcy on the Company’s operations, customers and employees. Bankruptcy Court filings and other information related to the Bankruptcy Petitions is available at a website administered by the Company’s claims agent, Prime Clerk, LLC, at: http://cases.primeclerk.com/DestinationMaternity.

On October 22, 2019, the Bankruptcy Court approved all requested “first day” relief, including entering an Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 75] (the “Order”). The Order sets forth the procedures (including notice requirements) that certain holders (collectively, the “Stockholders”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and potential Stockholders must comply with regarding transfers of, or declarations of worthlessness with respect to, the Common Stock and certain obligations with respect to notifying the Company with respect to current stock ownership (collectively, the “Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the Order by the Bankruptcy Court.

Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio, and (a) the person or entity making such a transfer will be required to take remedial actions specified by the Company to appropriately reflect that such transfer of the Company’s Common Stock is null and void ab initio and (b) the person or entity making such a declaration of worthlessness with respect to the Company’s Common Stock will be required to file an amended tax return revoking such declaration and any related deduction to reflect that such declaration is void ab initio.

The foregoing description of the Order is qualified in its entirety by reference to the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 75] filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described above in Item 1.03 constitutes an event of default that automatically accelerates the Debtors’ obligations under the following credit facilities (the “Credit Facilities”):

•

Amended and Restated Credit Agreement dated March 25, 2016 (as amended on April 7, 2017 and February 1, 2018), among the Company, as Borrower, Mothers Work Canada, Inc. and DM Urban Renewal, LLC, as Guarantors, each lender from time to time party hereto and Wells Fargo Bank, National Association, as Administrative Agent and Swing Line Lender and Letter of Credit Issuer; and

•

Term Loan Credit Agreement dated February 1, 2018, among the Company, as Borrower, Mothers Work Canada, Inc. and DM Urban Renewal, LLC, as Guarantors, each lender from time to time party hereto, and Pathlight Capital LLC, as Administrative Agent.

Each of the Credit Facilities provides that, as a result of the Bankruptcy Petitions, the principal and interest due thereunder shall be immediately due and payable. However, any efforts to enforce such payment obligations under either of the Credit Facilities are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of each of the Credit Facilities are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously announced, on April 17, 2019, the Company received notice (the “Delisting Notice”) from The Nasdaq Stock Market (“Nasdaq”) that it is no longer in compliance with Listing Rule 5450(a)(1) (the “Bid Price Requirement”), which requires listed securities to maintain a minimum bid price of $1 per share over a period of 30 consecutive business days.

Pursuant to Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days following the receipt of the Delisting Notice to regain compliance with the Bid Price Requirement, with the possibility of extension at the discretion of Nasdaq. The Company can regain compliance with the Bid Price Requirement if at any time during the 180 calendar day cure period, the closing bid price of the Company’s security is at least $1 for a minimum of ten consecutive business days.

On October 21, 2019, the Company received a Staff Determination letter from Nasdaq indicating that, in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1 (the “Listing Rules”), Nasdaq has determined that the Company’s securities will be delisted from Nasdaq unless the Company requests an appeal of such determination.

The Listing Rules allow Nasdaq to use its discretionary authority to suspend or terminate the listing of a company based on any event, condition or circumstance that exists or occurs that makes continued listing of the securities on Nasdaq unwarranted in the opinion of Nasdaq, including when a company has filed for protection under any provision of the federal bankruptcy laws. Nasdaq based its determination on the following factors: (i) the filing of the Bankruptcy Petitions and associated public interest concerns; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, including the Bid Price Requirement.

The letter provides that, should the Company fail to request a hearing before the Nasdaq Hearings Panel by October 28, 2019, trading of the Company’s securities will be suspended at the opening of business on October 30, 2019, and a Form 25-NSE will be filed with the Securities and Exchange Commission thereafter, which will remove the Company’s securities from listing on Nasdaq. The Company does not anticipate requesting such a hearing, and thus expects that the Company’s securities will be delisted from Nasdaq.

Item 3.03 Material Modification of Rights of Security Holders.

The information set forth above in Item 1.03 of this Form 8-K regarding the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 75] is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2019 and effective upon the filing of the Bankruptcy Petitions, the board of directors of the Company (the “Board”) appointed Robert J. Duffy to serve as the Chief Restructuring Officer (“CRO”) of the Company.

Mr. Duffy is 57 and has served as a Managing Director, Practice Leader and member of the Board of Directors of Berkeley Research Group LLC (“BRG”) since May 2016. At BRG, Mr. Duffy has provided restructuring services, led transformation efforts, implemented performance improvement initiatives and served in interim management positions. Prior to joining BRG, Mr. Duffy spent 14 years at FTI Consulting, Inc. (“FTI”) and was most recently the Global Practice Leader of the FTI Consulting Corporate Finance/Restructuring practice. Mr. Duffy was a Partner at PricewaterhouseCoopers before joining FTI following its acquisition of PricewaterhouseCoopers’ restructuring practice in 2002.

The appointment of Mr. Duffy as CRO is made pursuant to an engagement agreement with BRG (the “Engagement Letter”). With the support of additional personnel from BRG, Mr. Duffy will provide consulting services in connection with the Bankruptcy Petitions and related matters. Mr. Duffy will not receive any compensation directly from the Company. The Company will instead pay BRG $125,000 per month for Mr. Duffy’s services. In addition to receiving fees for Mr. Duffy’s services, BRG will be entitled to compensation at specified hourly rates for the services of other BRG personnel, as well as reimbursement for direct out-of-pocket expenses. Upon execution of the Engagement Letter, the Company was required to forward to BRG the amount of $40,000, which funds will be held “on account” to be applied to BRG’s professional fees, charges and disbursements for the engagement. BRG will refund any unused amounts remaining on account. The Company will pay BRG an additional fee upon the closing of certain specified transactions. The Company has also agreed to indemnify BRG, Mr. Duffy and the other BRG personnel in connection with the engagement, subject to customary terms and conditions. As a result, Mr. Duffy may have a direct or indirect material interest in BRG’s continued service as defined in
Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

There are no family relationships between Mr. Duffy and any of the Company’s directors or executive officers.

Item 7.01	Regulation FD Disclosure.

In connection with the Bankruptcy Petitions, the Company issued a press release on October 21, 2019, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company cautions that trading in its securities during the pendency of the Bankruptcy Petitions is highly speculative and poses substantial risks. Trading prices for the Company’s securities may not bear any substantive relationship to the probable outcome for equity security holders at the conclusion of the proceeding in Bankruptcy Court described above. No assurance can be given that, as of the result of the Bankruptcy Petitions, the Company’s equity securities, including common stock and options, will not be cancelled and extinguished without any monetary recovery to the holders thereof.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that such forward-looking statements contained in this Form 8-K or made from time to time by management of the Company, including those regarding the Bankruptcy Petitions and resulting proceeding in Bankruptcy Court and delisting from NASDAQ, involve risks and uncertainties, and are subject to change based on various important factors. The following factors, among others, could affect the Company’s ability to realize such savings and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: the Company’s ability to consummate a plan of reorganization; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risk associated with third party motions in any bankruptcy case; increased costs to execute the reorganization; the strength or weakness of the retail industry in general and of apparel purchases in particular, our ability to successfully manage our various business initiatives, our ability to successfully manage our real estate relationships, overall economic conditions and other factors affecting consumer confidence, demographics and other macroeconomic factors that may impact the level of spending for apparel (such as fluctuations in pregnancy rates and birth rates), our ability to develop and source merchandise and other factors set forth in the Company’s periodic filings with the U.S. Securities and Exchange Commission, or in materials incorporated therein by reference. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Form 8-K. The Company assumes no obligation to update or revise the information contained in this release (whether as a result of new information, future events or otherwise), except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated October 21, 2019

99.2	Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No. 75]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION

Date: October 24, 2019	By:	/s/ Dave J. Helkey
	Name:	Dave J. Helkey
	Title:	Chief Operating Officer & Chief Financial Officer

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